BNY FINANCIAL CORPORATION
A WHOLLY-OWNED SUBSIDIARY OF THE BANK OF NEW YORK
NEW YORK'S FIRST BANK - FOUNDED 1764 BY ALEXANDER HAMILTON

                            1290 AVENUE OF THE AMERICAS, NEW YORK, NY 10104
                                                               212-408-7000

November 7, 1995

Signal Apparel Company, Inc. ("Signal")
P. O. Box 4296
200 Manufacturers Road
Chattanooga, Tenn. 37405

The Shirt Shed, Inc. ("Shirt")
570 South Miami Street
Wabash, IN 46992

American Marketing Works, Inc. ("American")
14501 S. Figueroa St.
Gardenea, CA 90248

Ladies/Gentlemen:

     We refer to the Factoring Agreement between us and Signal bearing the effective date of May 23, 1991, between us and Shirt bearing the effective date of July 25, 1991, and between us and American bearing the effective date of November 22, 1994, all as amended and supplemented (each) individually an "Agreement" and collectively the "Agreements"). All capitalized terms not otherwise defined herein shall have such meanings as are set forth in the Agreements.

     It has come to our attention that Signal and Shirt are in violation of Paragraph 1.1(a)(v) of their Agreements for the period ending September 30, 1995, in that their Cumulative Pre-Tax Operating Earnings for the period ending on such date were less than that required under the Agreement. Pursuant to your request we hereby confirm that provided Signal and Shirt's actual financial performance with respect to their Cumulative Pre-Tax Operating Earnings through September 30, 1995 was no less than that which was reported to us in their financial reporting, we shall waive such failure to achieve the required Cumulative Pre-Tax Operating Earnings level as a default under the Agreements. It should be clearly understood by you that the waiver contained herein is specifically with respect to the covenant section referred to above and only for the period referred to above, and should not be construed by you as a waiver of any other sections of the Agreements, nor of the specified section of the Agreements for any other computation period, as it is our expectation that all of the terms and conditions contained in the Agreements shall be fully adhered to and complied with.

     Additionally this letter shall serve to confirm the agreement between us that Section 9(c) of each of the Agreements shall be amended by deleting the date of "March 31, 1997" in each instance in which it appears in said section and inserting in its place and stead in each instance the date of "December 31, 1997".

     Furthermore, Paragraph 9(a)(i) of each of the Agreements is hereby amended by deleting the date of "March 31, 1997" appearing in said paragraph and inserting in its place and stead the date of "December 31, 1997".

     This letter shall also serve to confirm the understanding between us that Section 1 of the July 25, 1991 letter amendment (the "Letter Agreement") amending the Signal Agreement and the Shirt Agreement shall be amended such that any reference to "Factoring Agreements" shall refer to the Factoring Agreements collectively with Signal, Shirt, and America, and any reference contained in said Section 1 to the phrase "either or both" appearing on the 6th line of said Section 1 and the 11th and 14th lines of the second page of the Letter Agreement shall be deleted and inserted in its place and stead shall, in each instance, be the phrase "any or all", and the word "both" appearing as the last word of the 7th line of said Section 1 shall be deleated and the phrase "any of the" shall be inserted in its place and stead.; additionally, the word "two" appearing at the last line of the first page of the Letter Agreement and the first word of the second page of the Letter Agreement shall be deleted in each instance and inserted in its place and stead shall be the word "three". It being the intention of this paragraph to have the effect of including American Marketing Works, Inc. into the calculation of the aggregate Minimum computed for each Signal Contract Year and to have American along with Signal and Shirt be jointly and severally liable for such aggregate Minimum for each Signal Contract Year, as more fully set forth in the Letter Agreement.

     Except as hereby specifically modified or amended all of the terms and conditions contained in the Agreements shall continue to remain in full force and effect in accordance with their terms.

     If the forgoing correctly sets forth the agreement between us, please execute a copy of this letter in the space provided below and return a fully executed copy to our offices.

                              Very truly yours,
                              BNY FINANCIAL CORPORATION

                              By:  \s\ Wayne Miller
                                 -----------------------
                                   VP

READ & AGREED TO:
SIGNAL APPAREL COMPANY, INC.

By:  \s\ William H. Watts
   -----------------------
   Title:  CFO



SHIRT SHED, INC.

By:  \s\ William H. Watts
   -----------------------
   Title:  CFO



AMERICAN MARKETING WORKS, INC.

By:  \s\ William H. Watts
   -----------------------
   Title:  CFO

(S790\3)